                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 2002 included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-01410, 333-35283, 333-83925, 333-88913, 333-47718 and 333-73340

                                      /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.
  March 28, 2002